DELIVERING value NOW December 5, 2017 Exhibit 99.2

INVESTOR DAY

# AGENDA

| | |
|---|---|
| • Welcome | Jim Taylor, *Chief Executive Officer & President* |
| • Leasing Environment / Q&A | Brian Finnegan, *Executive Vice President, Leasing* |
| • Retailer Roundtable / Q&A | Michael Moss, *Executive Vice President, National Accounts* |
| | Brian Finnegan, *Executive Vice President, Leasing* |
| • Snack Break | |
| • Value Through Reinvestment / Q&A | Bill Brown, *Executive Vice President, Development & Redevelopment* |
| | Matt Berger, *Executive Vice President – President, West* |
| | Vince Corno, *Executive Vice President – President, Midwest* |
| | Barry Rodenstein, *Executive Vice President – President, South* |
| | David Vender, *Executive Vice President – President, North* |
| • Sustainable Performance | Haig Buchakjian, *Executive Vice President, Operations* |
| • Capital Recycling | Mark Horgan, *Executive Vice President & Chief Investment Officer* |
| • The Path Ahead | Angela Aman, *Executive Vice President, Chief Financial Officer & Treasurer* |
| • Group Q&A | |
| • Lunch Table Discussions | |

3
BRIXMOR INVESTOR DAY 2017

LEASING ENVIRONMENT Brian Finnegan EVP, Leasing

OVERVIEW LEASING Retail Environment Leasing Platform Performance & Opportunities Capitalizing on disruption Innovation & relevance driving growth Demand remains robust Occupancy cost matters Balanced coverage model Depth & talent Increased use of data Improved leasing marketing Expanding retailer base Enhanced merchandising Small shop focus Outparcel initiative Specialty leasing

ENVIRONMENT Retail disruption always present… Anticipated closures & bankruptcies from “slow death” retailers RETAIL Not investing in stores Not generating traffic Not innovating …Driving retailers toward innovation & relevancy Demand remains robust for our well-located centers New retailers & concepts Mass personalization Investing in store base Broadening geographic focus

COVERAGE MODEL BALANCED Optimized Leasing Platform National Accounts Retailer liaison – single point of contact Deep industry relationships Account penetration Local Ownership 70 leasing professionals Shopping center “owners” Market insight Best-in-class data & research capabilities Compelling leasing sales collateral Marketing Support

LEASING

# TEAM & TALENT

## Tenured



**David Gerstenhaber**
SVP, National Accounts



**Steve Kaufman**
SVP, National Accounts



**Michael Moss**
EVP, National Accounts



**Barry Rodenstein**
EVP – President, South



**David Vender**
EVP – President, North

**20+**
average years with portfolio

## Attracting & Growing Talent



**Matt Berger**
EVP – President, West



**Vince Corno**
EVP – President, Midwest



**Tonya Creekmore**
SVP, Peripheral Leasing



**Jess Gelling**
VP, Leasing South



**Laura Parke-Carson**
VP, Leasing North



**Matt Ryan**
VP, Leasing West

## Value-Add



**Kristen Moore**
SVP, Marketing



**David Spawn**
Director of Research, Marketing



**Howard Porter**
VP, Specialty Leasing

8 BRIXMOR INVESTOR DAY 2017

THRIVING RETAILERS GROWING TENANCY WITH Broadening retailer base & merchandise mix Over 50 new national & regional retailers added since May 2016 Grocers 15 new leases Restaurants (QSR) ~200 new leases Fitness & Entertainment ~60 new leases Other Value 40+ new leases

CORE TENANCY CAPTURING SHARE FROM Brixmor’s Share of New Store Opening Plans (2017 – 2018) Taking off-mall Fitness Institutionalizing relationships

IN ANCHORS UNLOCKING VALUE 100+ new anchor leases totaling 2.5M square feet executed (since May 2016) Runway for future growth 4M+ SF of anchor leases expiring through 2020 with no remaining options at ABR PSF of $8.27 42% Spread $18M Anchor rent not yet commenced 24% 1H18 39% 2H17 37% 2H18+ Consistent Overall Tenant Improvement Costs

TENANT BASE Reduced store count and ABR by more than 45% EVOLVING Sears Exposure Office Supply Exposure Reduced store count and ABR by ~25%

SMALL SHOPS DRIVING VALUE IN Reinvestment ↗ 600 – 800bps small shop occupancy improvement following reinvestment Leveraging new anchor leasing Broadening tenant mix with strong local operators Driving absorption through targeted marketing

Riverside, CALIFORNIA CASE STUDY: CALIFORNIA OAKS CENTER Remerchandised former Ralphs with a 19K SF Barons Market Completed March 2016 Small Shop Occupancy 2,110bps ↗ Small Shop ABR PSF 12% ↗

CINCINNATI, OHIO CASE STUDY: HARPERS STATION Remerchandised former Bova furniture with a 29K SF Fresh Thyme Farmers Market (Meijer) Combined adjacent small shop vacancies to accommodate an 8K SF Pet Supplies Plus Completed March 2015 1,810bps ↗ Small Shop Occupancy 19% ↗ Small Shop ABR PSF

“ANCHORS” LOCAL

INITIATIVE OUTPARCEL Adding density & delivering value with retailers relevant to the community 16 outparcel leases executed at ABR PSF of $33 (since May 2016) 70+ additional leases / LOIs under negotiation at average ABR PSF of $37

STRONG LOCATIONS MONETIZING Pop-up shops Food trucks New Lines of Revenue Specialty Revenue ($M) Focused specialty leasing to drive additional growth through community outreach & innovation Solar Car charging stations 11% CAGR

TENANT DEMAND Use smartphone data to define trade areas Captures home location and trip frequency of actual visitors for the past year Identifies true drawing power of a center versus radius rings GENERATING ADDITIONAL Wynnewood Village Dallas, TX

DEMAND UNMET $77M in grocery dollars leaving the 3-mile radius

POWER SPENDING Grocery spending 30%+ above US average

Rejuvenation Index Per capita income 1.07 Median home value 1.06 Education (% college educated) 1.17 Household population 1.06 Average 1.09 REJUVENATION INDEX NEIGHBORHOOD Above 1.0 = Higher growth than market Developed by Brixmor marketing to illustrate changing market dynamics

MARKETING LEASING Winning business beyond what’s expected

Last 18 Months RESULTS & PRODUCTION 4.9M square feet of new leases executed $63M new incremental ABR created 30% average new lease rent spread

QUESTION & ANSWER

RETAILER ROUNDTABLE

ROUNDTABLE RETAILER Innovation to serve the customer Laurie Mahowald VP, Real Estate Ted Frumkin Chief Development Officer David Krueger SVP, Growth and Development Brian Finnegan EVP, Leasing Michael Moss EVP, National Accounts MODERATORS

QUESTION & ANSWER

SNACK BREAK

VALUE THROUGH REINVESTMENT Bill Brown EVP, Development & Redevelopment

REINVESTMENT UNLOCKING VALUE THROUGH Breadth of Opportunity Pipeline of > $1B Average project size of ~$15M Over 100 centers targeted Complimentary densification Attractive Relative Risk Substantially pre-leased Short execution timelines or multi-phased larger projects Funded primarily with free cash flow Sustainable Returns $150 – 200M annual spend run-rate to be achieved by YE 2018 Requires active pipeline of ~$400M Expected incremental NOI yields of 9% – 11% Follow-on small shop leasing enhances long-term growth rate Focused on executing & delivering value

NORTH DEEP DIVE INTO REINVESTMENT David Vender EVP – President

NORTH VALUE NOW Highridge Plaza Yonkers, NY Mamaroneck Centre Westchester, NY Ivyridge Philadelphia, PA Rendering

MAJOR REDEVELOPMENT VILLAGE AT NEWTOWN

Custom Trade area Located 30 miles north of downtown Philadelphia in an affluent, well-educated, yet underserved trade area Average household incomes of ~$150K, 95% above the national average 58% college-educated, 29% above the national average VILLAGE AT NEWTOWN Demographics – Custom Trade Area Population density 94,000 Population density – daytime 95,000 Average household income $149,000 Median household income $118,000 Spending Power $282M Groceries $141M Restaurants $75M Apparel & Footwear $55M Home $38M Personal Care Products & Services $37M Fitness / Recreation Membership & Lessons

REDEVELOPMENT VILLAGE AT NEWTOWN Redevelopment Plan Existing Center 177K SF center, 83% leased

Before After – Rendering REDEVELOPMENT SUMMARY VILLAGE AT NEWTOWN Net estimated costs of $34M and expected NOI yield of ~9% Addition of 60K SF to create “Town Square” including public amphitheater Rejuvenate center with aesthetic improvements Restore historic Toll House (est. 1870)

RENDERINGS VILLAGE AT NEWTOWN

MIDWEST DEEP DIVE INTO REINVESTMENT Vince Corno EVP – President

MIDWEST VALUE NOW Commons of Chicago Ridge Chicago, IL Maple Village Ann Arbor, MI Market Centre Elkhart, IN

MINOR REDEVELOPMENT SPEEDWAY SUPER CENTER

Custom Trade area Closest center to Indianapolis Motor Speedway, the world’s largest spectator facility and home to the world’s two largest single-day sporting events Speedway Super Center is the only retail center included in a $520M, 700-acre redevelopment by the Speedway Redevelopment Commission to transform the area into a year-round racing, hospitality and entertainment destination SPEEDWAY SUPER CENTER Demographics – Custom Trade Area Population density 112,000 Population density – daytime 97,000 Average household income $48,000 Median household income $38,000 Spending Power $280M Groceries $108M Restaurants $56M Apparel & Footwear $39M Home $28M Personal Care Products & Services $26M Fitness / Recreation Membership & Lessons

REDEVELOPMENT SPEEDWAY SUPER CENTER Redevelopment Plan Existing Center Top retail center in trade area 586K SF center, 89% leased

REDEVELOPMENT SUMMARY SPEEDWAY SUPER CENTER Net estimated costs of $13M and expected NOI yield of ~9% Reposition center through multi-phase redevelopment Remerchandise with national retailers such as Ross, Burlington, Five Below Enhance restaurant experience with “Main Street” configuration Before After – Rendering

RENDERINGS SPEEDWAY SUPER CENTER

SOUTH DEEP DIVE INTO REINVESTMENT Barry Rodenstein EVP – President

SOUTH VALUE NOW Bay Pointe Plaza Tampa / St. Petersburg, FL The Commons at Wolfcreek Memphis, TN Prototype Miami Gardens Miami, FL Rendering

MAJOR REDEVELOPMENT MALL AT 163rd STREET

Custom Trade area Located in North Miami Beach in a densely populated, ethnically diverse market Population density of 260K+ Income levels continue to improve Theatre market void with 33K people per screen, and no alternative entertainment options within the trade area MALL AT 163RD STREET Demographics – Custom Trade Area Population density 262,000 Population density – daytime 261,000 Average household income $64,000 Median household income $43,000 Spending Power $741M Groceries $291M Restaurants $152M Apparel & Footwear $107M Home $77M Personal Care Products & Services $74M Fitness / Recreation Membership & Lessons

REDEVELOPMENT MALL AT 163rd STREET Redevelopment Plan Existing Center Enclosed mall originally built in 1956 339K SF center, 71% leased

REDEVELOPMENT SUMMARY MALL AT 163rd STREET Net estimated costs of $60M and expected NOI yield of ~9% De-mall center to drive rental rates with additional street exposure Enhance restaurant experience along 163rd Street Expand merchandise mix with potential addition of grocery, fitness and entertainment Before After – Rendering

RENDERINGS MALL AT 163rd STREET

WEST DEEP DIVE INTO REINVESTMENT Matt Berger EVP – President

WEST VALUE NOW Gateway Plaza – Vallejo Vallejo, CA Preston Ridge Frisco, TX Rose Pavilion Pleasanton, CA

MAJOR REDEVELOPMENT UNIVERSITY MALL

Custom Trade area Located directly across from UC Davis with 35K+ students Situated in a young, affluent, well-educated, yet underserved trade area Projected 5-year annual population growth 2x above the national average Average household incomes of $96K, 25% above the national average UNIVERSITY MALL Demographics – Custom Trade Area Population density 77,000 Population density – daytime 134,000 Average household income $95,800 Median household income $65,000 Spending Power $225M Groceries $87M Restaurants $47M Apparel & Footwear $32M Home $23M Personal Care Products & Services $19M Fitness / Recreation Membership & Lessons

REDEVELOPMENT UNIVERSITY MALL Redevelopment Plan Existing Center 104K SF center, 93% leased Potential to add 65K+ SF of GLA

REDEVELOPMENT SUMMARY UNIVERSITY MALL Net estimated costs of $40M and expected NOI yield of 10% – 12% (including anticipated residential entitlement sales) Merchandise with retailers relevant to student population Potential to add residential / student housing component Enhance restaurant experience Before After – Rendering

RENDERINGS UNIVERSITY MALL

QUESTION & ANSWER

SUSTAINABLE PERFORMANCE Haig Buchakjian EVP, Operations

EXCELLENCE OPERATIONAL Tenant Relationships Accelerate rent commencement dates Reduce downtime Promote repeat business Build partnerships and awareness Being Local Elevate look and feel of centers Be more relevant to our communities Increase traffic Increase tenant sales Improve retention Higher Standards Reduce expenses Improve recoveries Generate ancillary revenue Respect our environment

RELATIONSHIPS Tenant onboarding through tenant coordinators TENANT 42% leases commencing ahead of target date ~1 month average time saved per deal $710K rent achieved from early commencement Narrowing the gap from lease execution to rent commencement (1H 2017): Tenant engagement through Satisfaction Survey & Tenant Portal

LOCAL BEING Taking ownership of our centers to better serve our communities Eliminating third-party service aggregators Recapturing margin to drive higher service levels Elevating and applying consistent minimum maintenance standards portfolio-wide Making a “Center of the Community” The Shoppes at Cinnaminson Philadelphia, PA

LOCAL BEING Taking ownership of our centers to better serve our communities Being Relevant to the Community Getting tenants up and running following Hurricane Irma Mural by Living Walls at Northeast Plaza Supporting Feed the Children to feed 800 families in Vestal, NY Distributing school supplies after Hurricane Harvey

STANDARDS HIGHER GREEN STAR RECIPIENT Reducing Energy & Expense Lighting 50% reduction in electricity consumption Smart Irrigation 40M gallons of water saved per year Generating Revenue Electric Vehicle Charging Stations 125K gallons of gas saved >10 MW renewable energy generated Solar Power Reducing Deferred Maintenance Liability $750K of repair & maintenance savings in 2018 Parking Lot Roof HVAC

CAPITAL RECYCLING Mark Horgan EVP, Chief Investment Officer

CAPITAL STEWARDSHIP PRUDENT & RESPONSIBLE Disciplined Capital Allocation Unlevered IRR focused Informed investment decisions based on local market knowledge Significant Opportunity Lack of historical portfolio strategy Granular asset base: largest asset is < 2% of ABR No asset “must be” reinvested in as a defensive stance Many vibrant markets not targeted by other public REITs and large institutions Accelerated Effort 21 assets sold since May 2016 > 15 assets under contract 5 assets purchased since May 2016 Expect to continue to be a net seller in 2018 Disciplined capital recycling to drive outperformance and create long-term value with attractive risk-adjusted returns A nationwide investment opportunity supported by local market knowledge

UNDERWRITING ASSET LEVEL VS. PORTFOLIO Holding an asset Buying the asset FINANCIAL Disciplined underwriting Risk-adjusted unlevered hold IRRs and incremental returns MARKET Operational and leasing advantages when a significant landlord in a market Focus on exiting non-strategic markets HUMAN CAPITAL Value of time spent versus value created Representative Transactions Sale: Walmart at Liberty Plaza Baltimore, MD $28.5M; Sub 6% cap rate 17 years of flat ABR Sale: Rising Sun Town Center Rising Sun, MD $22.8M; Low 7% cap rate < 1% 10-year NOI CAGR Purchase: Felicita Town Center Escondido, CA $40.1M; IRR of 7.5%+ Across from BRX-owned Felicita Plaza Purchase: Stater Bros. San Clemente, CA (closing Dec 2017) $13.2M; IRR of 8% ABR 40% below neighboring BRX-owned Ocean View Plaza

DEAL SIZE MATTERS LIQUIDITY Smaller assets allow greater transactional flexibility and liquidity across market conditions Brixmor completed dispositions average ~$15M Retail Asset Sales Volume: Under $25M vs. Over $25M Source: RCA (25%) (5%)

INVESTOR DEMAND DIVERSE Focused on one-off asset sales to maximize shareholder value 16 dispositions YTD 15 unique buyers 80 bidders total Institutional Advisors Private / Regional Capital REITs (Public / Private) Representative Bidders:

DEMONSTRATING LIQUIDITY ACROSS MARKETS ~$385M of assets sold since May 2016 at an average cap rate of ~7% with demographics & metrics below portfolio averages Population (5-mile) 36% below Avg. HH income (5-mile) 17% below ABR 16% below

Long-term growth Clustering investments in productive retail nodes Build critical mass and drive efficiencies Drive ROI growth - not just NOI growth ACQUISTIONS TO DRIVE 500+ opportunities reviewed since May 2016 5 assets purchased We remain very selective Venice Village Shoppes – Venice, FL $34M; Low 6% cap rate, 8%+ IRR 1031 proceeds used BRX’s third asset in high-growth market $102M; High 5% cap rate, 8% IRR BRX’s fourth asset in dynamic and growing market Arborland Center – Ann Arbor, MI

Ann ARBOR, MICHIGAN CASE STUDY: Arborland Center Acquired March 2017 404K SF grocery-anchored regional center Positioned Brixmor as largest open-air landlord in market Future densification opportunities

CAPITAL RECYCLING ONGOING Capital recycling will be an on-going driver of outperformance, long-term value & attractive risk-adjusted returns Accelerated Disposition Volume ($M) Targeting $400 - $600M annually Number of Assets 16 7 5 1 Disciplined Acquisitions in Target Markets ($M) Targeting $400 - $600M annually Number of Assets 4 1 2 0 Expect to be a net seller of assets in 2018, but balanced over time

ARE TODAY WHERE WE Portfolio as of 9/30/17 weighted by ABR 84M square feet 38 states 165 MSAs 498 shopping centers 8 single asset markets under contract to sell 12 single asset markets exited in last 18 months

ARE GOING WHERE WE Representative Pro Forma Portfolio Target Markets Bay Area California Southern California Denver, Colorado Miami, Florida Orlando, Florida West Coast, Florida Atlanta, Georgia Boston, Massachusetts Minneapolis, Minnesota Kansas City, Missouri Metro New York Raleigh-Durham, North Carolina Pittsburgh, Pennsylvania Philadelphia, Pennsylvania Nashville, Tennessee Dallas, Texas Houston, Texas Milwaukee, Wisconsin 75 – 80M square feet 375 – 400 assets ~100 MSAs

THE PATH AHEAD Angela Aman EVP, Chief Financial Officer & Treasurer

PLAN OUTLOOK LONG–TERM BUSINESS Investing now to drive consistent & sustainable future growth Generate long-term unlevered asset-level growth of 4%+ through: Core growth of 2.5%, comprised of contractual rent growth and mark-to-market realization $150 – 200M of annual value-accretive redevelopment spend at expected incremental NOI yields of 9% – 11% Capital recycling to accelerate clustering strategy and provide financial capacity to be utilized for: Redevelopment Acquisitions and stock repurchases Balance sheet flexibility

BASE RENT GROWTH 2018E SAME PROPERTY 2018E same property base rent growth reflects industry-leading leasing productivity, offset by elevated drag due to ramping future redevelopment and remerchandising activity

GROWTH GUIDANCE SAME PROPERTY BASE RENT 2.25% (mid-point) 2.00% (mid-point) 3.25% (mid-point) In Process & Future Redevelopment Core Successful redevelopment execution is expected to become a meaningful contributor to growth in 2019

REDEVELOPMENT FUTURE GROWTH THROUGH 3Q 2017 in process pipeline represents $188M of investment at incremental NOI yields of 9% or gross NOI yields of >15% $16M of incremental base rent creation, 75% of which is expected to deliver by the end of 2019 We expect the in process pipeline to grow to ~$400M by the end of 2018 $1M growth $5M growth $6M growth $4M growth 3Q 2017 In Process Pipeline ($M)

GROWTH GUIDANCE 2018 Commentary Base rent assumes 90bps of drag related to bankruptcies and proactive terminations Provision for doubtful accounts reflects difficult year-over-year comparison, primarily as a result of significant recoveries in 2017 of previously reserved amounts “Other” reflects net recovery impact of lower average occupancy driven by bankruptcies and proactive terminations 2019 Commentary Base rent assumes core growth of 2.25% – 2.75% and a contribution from redevelopment of 0.50% – 1.00% “Other” reflects net recovery impact of higher average occupancy SAME PROPERTY NOI Previously Provided 2017E 2018E 2019E Base rent 2.00% – 2.50% 1.75% – 2.25% 2.75% – 3.75% Provision for doubtful accounts 0.30% (0.50%) 0.00% Other (0.30%) (0.25%) 0.25% Same Property NOI 2.00% – 2.50% 1.00% – 1.50% 3.00% – 4.00%

GUIDANCE FUNDS FROM OPERATIONS Low High 2017E NAREIT FFO per diluted share (previously provided) 1 $2.05 $2.09 Same property NOI growth 0.02 0.02 Non-cash GAAP rental adjustments 2 (0.04) (0.04) Other, including 2017 capital recycling executed to date 3 (0.04) (0.01) 2018E NAREIT FFO per diluted share, before prospective capital recycling 1 $1.99 $2.06 Prospective capital recycling (0.04) (0.02) 2018E NAREIT FFO per diluted share 1 $1.95 $2.04 Does not include any expectations of additional one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses. Includes straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. Includes three acquisitions closed subsequent to September 30, 2017 for an aggregate purchase price of $78.4M. Capital recycling proceeds will be used to reduce leverage, fund redevelopment and acquisition activity, and repurchase stock Prospective capital recycling detailed below is presented based on the net anticipated impact of such activity

STRATEGY BALANCE SHEET At IPO 3.31.16 9.30.17 Target Weighted average maturity (years) 4.1 3.5 5.4 > 7.0 Percentage of fixed rate debt 90% 82% 96% > 90% Net principal debt to cash adjusted EBITDA 7.9x 7.1x 6.8x 6.0x Weighted Avg. Stated Interest Rate 6.3% 2.2% 2.3% 6.2% 3.5% 3.9% 3.3% 3.4% 3.9% 4.2% 4.0% Scheduled Debt Maturities as of 9.30.17 ($M)

QUESTION & ANSWER

APPENDIX – BIOGRAPHIES

BRIXMOR PROPERTY GROUP MEET THE KEY LEADERSHIP AT Jim Taylor has served as Chief Executive Officer and President of Brixmor Property Group since May 2016 and has more than 20 years of experience in the commercial real estate industry. From 2012 until joining Brixmor, he was Executive Vice President – Chief Financial Officer and Treasurer for Federal Realty Investment Trust and a member of Federal Realty’s executive and investment committees. At Federal Realty, he was also responsible for sourcing and evaluating business development opportunities for its east coast portfolio, as well as for operational oversight of its southeast portfolio. From 1998 to 2012, Mr. Taylor was a Senior Managing Director and the head of real estate investment banking at Eastdil Secured / Wells Fargo, where he successfully completed over $100 billion of public debt and equity offerings, M&A transactions, asset and portfolio sales, private equity placements, mortgage financings and bank loans for his real estate clients. Prior to joining Eastdil Secured, Mr. Taylor practiced corporate and securities law at Hunton & Williams, with a focus on equity REITs, and also worked as a senior accountant for Price Waterhouse in Washington, D.C. James M. (Jim) Taylor, Jr. CEO & President Angela Aman has served as Executive Vice President, Chief Financial Officer & Treasurer of Brixmor Property Group since May 2016. From August 2015 to May 2016, Ms. Aman was Executive Vice President and Chief Financial Officer of Starwood Retail Partners, responsible for strategic planning, implementing and management of all accounting and financial functions, as well as investor relations and partner reporting. From July 2011 to May 2015, she served as the Executive Vice President, Chief Financial Officer and Treasurer of Retail Properties of America, Inc., where she helped oversee the company’s initial public offering and subsequent capital raises, and was responsible for all aspects of accounting, finance, capital markets and information technology. She previously served as a Portfolio Manager with RREEF from July 2005 to July 2011 and started her career in the real estate practice in the investment banking group at Deutsche Bank in 2001. Angela Aman EVP, Chief Financial Officer & Treasurer

BRIXMOR PROPERTY GROUP MEET THE KEY LEADERSHIP AT Matthew Berger EVP – President, West Matthew Berger has served as Executive Vice President – President, West of Brixmor Property Group since 2016. In this role, he is responsible for overseeing the leasing, operations and asset management of over 110 shopping centers, totaling 17 million square feet, in eight states. From 2007 to 2016, he served as Vice President, Leasing of the West region. Mr. Berger joined the Company as Vice President, Leasing with New Plan Excel Realty, Inc., a predecessor of Brixmor. Prior to Brixmor, he was Director of Real Estate and Operations with Paris and Teak, Inc., President of Real Estate and Finance with One Source Consulting and Vice President of Operations and Real Estate with Georgi Investment Group. Haig Buchakjian has served as Executive Vice President, Operations of Brixmor Property Group since February 2017. From 2015 to February 2017, Mr. Buchakjian was Senior Vice President, Operations for the Company. He joined New Plan Excel Realty Trust, Inc., a predecessor of Brixmor, in 2001 as Project Manager and has held several other positions including Senior Development Director and Vice President, Construction. Previously, Mr. Buchakjian held various positions in civil engineering and commercial real estate development. Haig B. Buchakjian EVP, Operations Bill Brown EVP, Development & Redevelopment Bill Brown has served as Executive Vice President, Development & Redevelopment of Brixmor Property Group since July 2017. Prior to Brixmor, Mr. Brown served as Executive Vice President, Development for Equity One, Inc. from 2015 to 2017. From 2004 to 2015, he was a Regional Vice President, Development and former President, KDI for Kimco Realty Corporation. He also previously held senior real estate positions at Schnitzer Northwest, Inc. and Myers Development Company.

# MEET THE KEY LEADERSHIP AT
# BRIXMOR PROPERTY GROUP



**Vince Corno**

EVP – President, Midwest

Vince Corno has served as Executive Vice President – President, Midwest of Brixmor Property Group since May 2017. In this role, he is responsible for overseeing the leasing, operations and asset management of over 100 shopping centers, totaling 20 million square feet, in 11 states. Before joining Brixmor in 2017, Mr. Corno was Executive Vice President, Leasing and Development of DDR, where he was responsible for more than 100 million square feet of retail assets. He was also Senior Vice President, Real Estate for Dick's Sporting Goods, where he led its national real estate initiatives, including an annual new store growth program of 40 to 50 stores and 30 to 50 renewals per year. Before that, he was Senior Vice President, Real Estate for Saks Fifth Avenue.



**Brian T. Finnegan**

EVP, Leasing

Brian Finnegan has served as Executive Vice President, Leasing of Brixmor Property Group since 2014. From January 2009 to October 2014, Mr. Finnegan was Senior Vice President, Leasing & Redevelopment for the West region of the Company. He served as Vice President, Redevelopment from November 2007 to December 2008 and as Regional Vice President, Leasing from June 2006 to October 2007. Mr. Finnegan joined Kramont Realty Trust, a predecessor of Brixmor, in 2004 as a Senior Leasing Associate. Previously, he worked as a Leasing Associate with a retail brokerage Legend Properties.



**Mark T. Horgan**

EVP, Chief Investment Officer

Mark Horgan has served as Executive Vice President, Chief Investment Officer of Brixmor Property Group since May 2016. From 2007 to May 2016, Mr. Horgan was a Managing Director and a senior member of the retail team at Eastdil Secured, where he advised public and private owners of retail real estate on asset and portfolio underwriting, mergers and acquisitions, IPOs (including Brixmor Property Group's IPO), investor sourcing and public capital markets transactions. Prior to joining Eastdil Secured, Mr. Horgan held positions at Federal Realty Investment Trust and The Mills Corporation and began his career in the predecessor entity to the Real Estate Investment Banking Group of Eastdil Secured in 1998.

90 BRIXMOR INVESTOR DAY 2017

BRIXMOR PROPERTY GROUP MEET THE KEY LEADERSHIP AT David Vender has served as Executive Vice President – President, North of Brixmor Property Group since 2016. In this role, he is responsible for overseeing the leasing, operations and asset management of over 120 shopping centers, totaling 14 million square feet, in 12 states. From 2012 to 2016, Mr. Vender served as SVP, Leasing of the Company. Prior to 2012, he served as Senior Vice President, Mid-Atlantic Region and as Vice President, Leasing, Northeast Region of New Plan Excel Realty Trust, Inc., a predecessor of Brixmor. Before joining Brixmor, he served as Vice President, Retail Division at Colliers International, where he focused on leasing, tenant representation and the sale of retail real estate. David Vender EVP – President, North Michael Moss has served as Executive Vice President, National Accounts for Brixmor Property Group since August 2011.  In this role, he is responsible for offering personalized service to retailers and driving and facilitating portfolio-wide growth with both established and new retailers by participating in the front line of their overall companywide strategies and new prototype store launches. Mr. Moss joined Kramont Realty Trust, a predecessor of Brixmor, in February 2002 as Vice President, Director of Leasing.  Michael A. Moss EVP, National Accounts Barry Rodenstein has served as Executive Vice President – President, South of Brixmor Property Group since February 2016. In this role, he is responsible for overseeing the leasing, operations and asset management of over 150 shopping centers, totaling 26 million square feet, in eight states. Prior to 2016, Mr. Rodenstein served in the same role for the North region. He also served as Vice President of Leasing for Heritage Property Investment Trust, a predecessor of Brixmor, overseeing the leasing of 165 shopping centers. Before joining Brixmor in 2006, he spent 13 years with the Trammell Crow Company, where as the Retail Partner, he oversaw the Northeast Region, responsible for retail leasing, tenant representation, property management, investment sales, development and construction management services. Barry Rodenstein EVP – President, South

RETAILER ROUNTABLE PANELISTS MEET THE Ted Frumkin Chief Development Officer, Sprouts Farmers Market Ted Frumkin has served as Sprouts’s Chief Development Officer since early 2015. He joined the Sprouts team in December 2012 as Senior Vice President of Business Development. In this role, he is responsible for new store expansion, real estate acquisition and disposition, construction and strategic relationships and partnerships. Prior to joining Sprouts, Mr. Frumkin served as Vice President of Real Estate for Staples, Inc. Before that, he was Vice President of Real Estate & Construction for Rubio's Restaurants, Inc., a fast food retailer; Director of Real Estate for Office Depot, Inc.; Real Estate Manager for Wal-Mart Stores, Inc.; and Real Estate Manager for Taco Bell. Laurie Mahowald has served as Target’s Vice President of Real Estate since 2015. She leads the Real Estate team and strategy for Target’s new store growth and over 1,800 existing stores across the United States. Ms. Mahowald has nearly 20 years of experience in commercial real estate. Prior to this role, she was Director of Property Development for Target Canada where she led the property management, construction and store design efforts across Canada. Ms. Mahowald joined Target in 2003 and has served various roles in the Real Estate Department. She began her real estate career at the New York City Economic Development Corporation and Nash Finch Company. Laurie Mahowald Vice President, Real Estate, Target Corporation David Krueger has served as Senior Vice President of Growth and Development of Ulta Beauty since 2015. He possesses over 20 years of experience in commercial real estate. In this role, he is responsible for leading Ulta Beauty’s store development strategy, site selection, lease negotiation, construction, remodeling, maintenance, energy management and corporate real estate planning. Under Mr. Krueger’s leadership, Ulta Beauty is currently opening 100 stores a year. Prior to this role, Mr. Krueger was Vice President of Real Estate for Carter’s | OshKosh B’gosh, where he was responsible for leading new store development strategy, resulting in 110 new retail store openings annually, and served as Chair of their Real Estate Committee. Before that, he was Senior Vice President of Corporate Real Estate for Brown Shoe Company; Vice President of Real Estate and Store Planning for Brown Shoe Company; and Director of Real Estate & Administrative Services for Viking Insurance Company. David Krueger Senior Vice President, Growth and Development, Ulta Beauty

RECONCILIATIONS

RECONCILIATION FUNDS FROM OPERATIONS (Dollars in millions, except per share amounts) 2018E 2018E Per Diluted Share Net income attributable to common stockholders $241 – $268 $0.79 – $0.88 Depreciation and amortization $355 $1.16 NAREIT FFO $596 – $623 $1.95 – $2.04

GLOSSARY OF TERMS

For a glossary of terms used but not defined herein, refer to the “Glossary of Terms” in the Company’s Supplemental Disclosure for the quarter ended September 30, 2017, which is available on the Company’s website and is an exhibit to its Form 8-K filed with the SEC on October 30, 2017. OF TERMS GLOSSARY Custom Trade Area Custom trade areas are defined by actual customer locations and frequency of visits over one year as identified from smartphone data from UberRetail. Gross Yield Calculated as the projected NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination income or other ancillary credits). Neighborhood Rejuvenation Index Calculated by comparing a neighborhood’s rate of growth in four key demographics to the larger U.S. Census market in which the neighborhood is located. Spending Power Spending power is the total annual consumer spending within the custom trade area. Unmet Demand Unmet demand measures total spending and sales data for specific retail categories to determine if supply and demand are out of balance. When demand is greater than retail supply, consumers must leave the trade area to obtain a product, illustrating that there is an opportunity (or a “Gap”) to supply consumers with additional retail to meet demand.

DISCLAIMER FORWARD-LOOKING STATEMENTS This document and the accompanying presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and the accompanying presentation and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP MEASURES This document and the accompanying presentation include supplemental, non-GAAP performance measures, including same property NOI, NAREIT FFO and cash adjusted EBITDA. Refer to our most recent Supplemental Disclosure filed with the SEC on Form 8-K for detailed definitions of our supplemental, non-GAAP performance measures. Our non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP. Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity. Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance. REDEVELOPMENT Future Redevelopments The Company has identified certain potential future reinvestment opportunities. Many of these opportunities are, or will soon be, in preliminary planning phases, and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. In Process Redevelopments In process projects are actively underway and reflect projects in which leases have been executed with tenant(s) as part of the redevelopment project. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time.  For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.